MID CAP DIVERSE LEADERSHIP FUND
(formerly, the Mid Cap Core Equity Fund)

A:	AAWVX
C:	ACWVX
Investor:	APWVX
Institutional:	AIWVX

SUMMARY PROSPECTUS	December 28, 2020

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://prospectus-express.newriver.com/summary.asp?doctype=pros&clientid=cavanalhil l&fundid=14956P679. You can also get this information at no cost by calling 1-800-762-7085 or sending an e-mail request to info@cavanalhill.com. The Fund’s prospectus and Statement of Additional Information, both dated December 28, 2020, and most recent annual report, dated August 31, 2020, are incorporated by reference into this Summary Prospectus and may be obtained, without charge, at the website and by calling the phone number noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.cavanalhillfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (800) 762-7085.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund you can call (800) 762-7085 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investment Objective

To seek total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Diverse Leadership Fund. You may qualify for sales charge discounts if you and your family invest or agree to invest in the future, at least $200,000 in Cavanal Hill Funds. More information about these and other discounts is available from your financial professional and in the section “Initial Sales Charge (Bond and Equity Funds, A Shares Only)” and “Contingent Deferred Sales Charge (CDSC-Class A and C Only)” on page 54 in the prospectus and in the section “Additional Purchase and Redemption Information” on page 37 of the statement of additional information. An investor transacting in Institutional Shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset based fee for sales or distribution, may be required to pay a commission to a broker or other financial intermediary for effecting such transactions on an agency basis. Such commissions are not reflected in the tables or the example below. Shares of the Fund are available in other share classes that have different fees and expenses. An investor transacting in Institutional Shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset based fee for sales or distribution, may be required to pay a commission to a broker or other financial intermediary for effecting such transactions on an agency basis. Such commissions are not reflected in the tables or the example below. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)	A Shares	C Shares	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	2.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00%*	1.00%*	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).	A Shares	C Shares	Investor Shares	Institutional Shares
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.25%	—
Other Expenses	12.32%	12.47%	12.47%	12.47%
Shareholder Servicing Fees	0.10%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	13.12%	14.02%	13.27%	13.02%
Less Fee Waivers†	-12.06%	-12.21%	-12.21%	-12.21%
Total Annual Fund Operating Expenses After Fee Waivers	1.06%	1.81%	1.06%	0.81%
*	A Shares are available with no front-end sales charge on investments of $200,000 or more. There is, however, a contingent deferred sales charge (CDSC) of 1.00% on any A Shares upon which a dealer concession was paid that are sold within one year of purchase. In addition, while C Shares are offered at NAV, without any initial sales charge, a CDSC of 1.00% may be charged on any C Shares upon which a dealer concession has been paid that are sold within one year of purchase.
†	The Adviser has contractually agreed to waive fees payable to it or reimburse certain expenses so that expenses (other than extraordinary expenses and any Acquired Fund Fees and Expenses) for each Class do not exceed 0.81%, plus class-specific fees until December 31, 2021. Affiliates of the Adviser have contractually agreed to waive all Shareholder Servicing Fees to which they are entitled. The affiliate waivers result in a reduction of the Shareholder Servicing Fee paid by all purchasers of a Class to the extent shown in the table. Contractual waivers are in place for the period through December 31, 2021 and may only be terminated or modified with the approval of the Fund’s Board of Trustees.

www.cavanalhillfunds.com	1	1-800-762-7085

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
A Shares	$306	$2,766	$4,843	$8,728
C Shares	$184	$2,822	$5,006	$8,958
Investor Shares	$108	$2,643	$4,776	$8,745
Institutional Shares	$83	$2,583	$4,698	$8,668

Portfolio Turnover

The Mid Cap Diverse Leadership Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.

Principal Investment Strategy

To pursue its objective, under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of common stocks of Mid Cap U.S. companies that demonstrate governance diversity and leadership. This policy will not be changed without at least 60 days prior notice to shareholders. For purposes of this policy, common stocks include securities convertible into common stocks. The Fund defines Mid Cap securities as those that are included in the Russell Midcap® Index at the time of purchase. As of 10/31/2020, the market cap range of the Russell Midcap Index was approximately $308 million to $45 billion. Companies that demonstrate governance leadership and diversity are identified through a process that utilizes ESG (environmental, social and governance) screening criteria.

The Fund evaluates all potential Mid Cap security investments using ESG criteria screens of publicly available data to identify companies where diversity and leadership is a focus of management. All companies must meet or exceed ESG criteria to be eligible for inclusion in the Fund. The ESG criteria is based on assessment data and risk ratings obtained from Sustainalytics, an independent research vendor selected by the Adviser. The ESG criteria governance assessment category screens that the Fund considers when evaluating leadership and diversity include diversity programs, discrimination policy, gender pay equality, board and management considerations.

The diversity programs screen evaluates the presence or absence of diversity monitoring or audits, initiatives supporting a diverse workforce, mentorship programs, employee affinity groups, diversity councils, or networking groups, diversity initiatives that go beyond legal compliance, training and guidance regarding diversity, targeted recruitment, and managerial or board level responsibility for diversity initiatives. The discrimination policy category evaluates a company's reference to International Labor Order (“ILO”) conventions, commitment to ensure equal opportunity, and types of discrimination the company is committed to eliminate. ILO conventions cover a wide area of social and labor issues including basic human rights, minimum wages, industrial relations, employment policy, social dialogue, social security and gender-specific issues. The gender pay and equality assessment considers salary pay gaps and initiatives to monitor, measure and close the pay gap, with a commitment to gender pay equality. The board and management screen includes experience, track record, conflicts of interest, shareholder engagement and gender diversity.

Risk ratings from Sustainalytics are intended to identify financially material ESG-related risks and to assist the portfolio management team in understanding how those risks might affect performance. Ratings are categorized across five risk levels: negligible, low, medium, high and severe. The Fund will avoid companies with more than one “severe” rating at the time of investment but concerns in assessment categories do not automatically eliminate an issuer from being an eligible Fund investment. Ratings are considered as part of the portfolio management evaluation process. The Fund will not generally invest in companies significantly involved in certain business activities including but not limited to the production of alcohol, tobacco, military weapons, firearms, nuclear power, thermal coal and gambling products and services.

Once a universe of ESG-eligible companies is established, the portfolio management team of the Fund uses a proprietary system that ranks stocks under a quantitative approach. Stocks are ranked on a large array of factors including but not limited to fundamental factors (e.g., valuation and growth) and technical factors (e.g., momentum, reversal and volatility) that have historically been linked to performance. Quantitative portfolio construction and risk management techniques are used to seek consistent, superior risk adjusted returns.

The portfolio management team's final investment selection process continues to favor companies with strong governance diversity and leadership ESG screening criteria rankings relative to industry peers. When ESG criteria concerns exist, the evaluation process carefully considers how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers. The risk ratings, combined with qualitative analyses, of key governance diversity and leadership performance indicators are given more or less relative weight compared to the broader range of potential assessment categories.

The Fund may also invest up to 20% of its net assets in preferred stocks and cash equivalents, and without regard to governance diversity and leadership ESG criteria. The Fund may engage in active and frequent trading. Total return is defined as a percentage change, over a specified time period, in a mutual funds net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Purchase and sale decisions are based on the Adviser's judgment about issuers, risk, prices of securities, market conditions, potential returns, governance diversity and leadership ESG criteria, and other economic factors. The governance diversity and leadership ESG criteria narrows investment options but the portfolio management team believes that there are sufficient Mid Cap investments available that meet the Fund's governance diversity and leadership ESG criteria.

www.cavanalhillfunds.com	2	1-800-762-7085

Principal Investment Risks

Loss of money is a risk of investing in the Fund. In addition, the principal risks of investing in the Fund, which could adversely affect the Fund’s net asset value, yield or total return are:

●	Market Risk — The market value of a security may move up and down, sometimes rapidly and unpredictably.

●	Mid Cap Risk — The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

●	Issuer Specific — The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, earnings and sales trends, investor perceptions, financial leverage or reduced demand for the issuer’s goods or services.

●	Small Cap Risk — Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

•	Portfolio Turnover Risk — A Fund may engage in active and frequent trading to achieve its principal investment objectives. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from a Fund’s performance.

●	Management Risk — There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

●	ESG Strategy Risk — In making investments consistent with ESG considerations, the Fund may choose to sell, or not purchase, investments that are otherwise consistent with its investment objective. The application of ESG criteria will affect the Fund’s exposure to certain issuers, industries, sectors, regions and countries and may impact the relative financial performance of the Fund - positively or negatively - depending on whether such investments are in or out of favor.

●	Model and Data Risk — Investments selected using quantitative methods employ models that are built, developed, and tested using historical data in a predictive fashion. The success of such models depend on a number of factors, including the validity, accuracy and completeness of the model’s development, implementation and maintenance, the model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the historical data. While historical relationships can be measured and quantified, there is no guarantee that such relationships will persist going forward. Data for some companies may be less available, less current or inaccurate and investment selection could be adversely affected if erroneous or outdated data is utilized. The weight placed on a particular data characteristic in the model or changes in the market may cause performance to differ from what the model predicts or the market as a whole. There can be no assurance that quantitative methodologies will enable the Fund to achieve its objective.

●	Foreign Investment Risk — Higher transaction costs, delayed settlements, currency controls or adverse economic and political developments may affect foreign investments.

To the extent that the Fund makes investments with additional risks, those risks could increase volatility or reduce performance. The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and may increase the amount of taxes that you pay.

For more information about these risks, please refer to the section titled “Investment Practices and Risks” in the Fund’s prospectus. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below illustrate some of the risks and return volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. The Fund’s past performance (before or after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information may be obtained on the Fund’s website www.cavanalhillfunds.com or by calling 1-800-762-7085.

This bar chart shows changes in the Fund’s performance from year to year1. The returns for A Shares, C Shares and Institutional Shares will differ from the returns for Investor Shares (which are shown in the bar chart) because of differences in the expenses of each class.

Annual Total Returns for Investor Shares (Periods Ended 12/31)

Best quarter:	Worst quarter:
1Q 2019	4Q 2018
14.79%	-15.02%

1The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/20 to 9/30/20 was -3.15%.

www.cavanalhillfunds.com	3	1-800-762-7085

This table compares the Fund’s average annual total returns for periods ended December 31, 2019 to those of the Russell Midcap® Index. The stated returns assume the highest historical federal marginal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans. After-tax returns are shown only for the Investor Class Shares and after-tax returns for other shares will vary.

Average Annual Total Returns (Periods Ended 12/31/19)	1 Year	Since Inception (12/30/2016)
Investor Shares
Return Before Taxes	24.78%	8.00%
Return After Taxes on Distributions	23.62%	7.23%
Return After Taxes on Distributions and Sale of Fund Shares	15.50%	6.13%
Institutional Shares
Return Before Taxes	25.05%	8.21%
A Shares
Return Before Taxes (With Load)	22.15%	7.30%
C Shares
Return Before Taxes	24.61%	6.91%
Russell Midcap® Index (reflects no deduction for expenses, fees or taxes)	30.54%	12.04%

Investment Adviser

Cavanal Hill® Investment Management, Inc. serves as the investment adviser for the Fund.

Portfolio Managers

The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Thomas W. Verdel, CFA, is a Senior Vice President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager of the Fund since 2016.

Purchase and Sale of Fund Shares

The following initial and additional purchase requirements apply:

	Initial Purchase	Additional Purchases
Bond and Equity Funds
A Shares	None	None
C Shares	None	None
Investor Shares	$100	None
Institutional Shares	$1,000	None

Shares may be purchased, sold (redeemed) or exchanged on any business day by:

●	Sending a written request by mail to the Funds Custodian: BOKF, NA, Attention: Cavanal Hill Funds, P.O. Box 182730, Columbus, Ohio 43218-2730.

●	Sending a written request by overnight mail to: Cavanal Hill Funds, c/o FIS Investor Services, LLC, 4249 Easton Way, Suite 400, Columbus, OH, 43219-6171.

●	Calling us at 1-800-762-7085 with instructions as to how you wish to complete the transaction (mail, wire, electronic transfer).

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Retirement accounts may be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its service providers may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. In addition, if you purchase shares that do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution from a broker or other financial intermediary on an acting agency basis, you may be required to pay a commission in an amount charged and separately disclosed to you by such party. In addition, if you purchase shares that do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution from a broker or other financial intermediary acting on an agency basis, you may be required to pay a commission in an amount charged and separately disclosed to you by such party.

CH-SPU-MCC-1220

www.cavanalhillfunds.com	4	1-800-762-7085